SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 2005
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-28275 (COMMISSION FILE NUMBER)	75-2837058 (IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On November 29, 2005, PFSweb, Inc. (“PFSweb”), Red Dog Acquisition Corp., a newly-formed wholly-owned subsidiary of PFSweb (“Merger Sub”), and eCOST.com, Inc. (“eCOST”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things and subject to the terms and conditions set forth therein, Merger Sub will be merged (the “Merger”) with and into eCOST, with eCOST remaining as the surviving corporation and a wholly-owned subsidiary of PFSweb. At the time the Merger becomes effective (the “Effective Time”), each of the issued and outstanding shares of common stock of eCOST will be converted into the right to receive one share of common stock of PFSweb. At the Effective Time, all unexercised and outstanding options to purchase eCOST common stock will be cancelled and will not be assumed by PFSweb. The Merger Agreement contains representations, warranties, covenants and conditions customary for transactions of this type, including the following:
•	The condition precedent that the Merger Agreement, and the transactions contemplated by the Merger Agreement, including the Merger, be approved and adopted by the stockholders of eCOST at a Special Meeting of Stockholders called for such purpose;

•	The condition precedent that the issuance of the shares of PFSweb common stock at the Effective Time to the holders of shares of eCOST common stock pursuant to the Merger Agreement be approved by the stockholders of PFSweb at a Special Meeting of Stockholders (the “PFSweb Stockholder Meeting”);

•	The condition precedent that the certificate of incorporation of PFSweb be amended to increase the number of authorized shares of PFSweb common stock, which amendment must be approved by the stockholders of PFSweb at the PFSweb Stockholder Meeting; and

•	The agreement by eCOST to pay a termination fee of $1.2 million to PFSweb under certain circumstances described in the Merger Agreement.
The boards of directors of PFSweb and eCOST have approved the Merger Agreement.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed herewith.
On November 29, 2005, the Company issued a press release announcing that it had entered into the Merger Agreement.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 29, 2005, by and among PFSweb, Inc., Red Dog Acquisition Corp. and eCOST.com., Inc.

99.1	Press Release dated November 29, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: November 29, 2005	By:	/s/ THOMAS J. MADDEN

Thomas J. Madden
Executive Vice President,
Chief Financial and
Accounting Officer